EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT EACH PERSON WHOSE SIGNATURE APPEARS BELOW CONSTITUTES AND APPOINTS ROBERT H. JOSEPH, JR. AND DAVID R. BREWER, JR. AND EACH OF THEM, OUR TRUE AND LAWFUL ATTORNEYS-IN-FACT AND AGENTS, WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION, TO DO ANY AND ALL ACTS AND THINGS AND EXECUTE, IN THE NAME OF THE UNDERSIGNED, ANY AND ALL INSTRUMENTS WHICH SAID ATTORNEYS-IN-FACT AND AGENTS MAY DEEM NECESSARY OR ADVISABLE IN ORDER TO ENABLE ALLIANCE CAPITAL MANAGEMENT HOLDING L.P. AND ALLIANCE CAPITAL MANAGEMENT L.P. TO COMPLY WITH THE SECURITIES ACT OF 1933 AND ANY REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION IN RESPECT THEREOF, IN CONNECTION WITH THE FILING WITH THE SECURITIES AND EXCHANGE COMMISSION OF THE REGISTRATION STATEMENTS ON FORM S-8 UNDER THE SECURITIES ACT OF 1933 WITH RESPECT TO THE SECURITIES TO BE OFFERED UNDER THE ALLIANCE CAPITAL MANAGEMENT L.P. ANNUAL ELECTIVE DEFERRAL PLAN, INCLUDING SPECIFICALLY BUT WITHOUT LIMITATION, POWER AND AUTHORITY TO SIGN THE NAME OF THE UNDERSIGNED TO SUCH REGISTRATION STATEMENTS, AND ANY AMENDMENTS TO SUCH REGISTRATION STATEMENTS (INCLUDING POST-EFFECTIVE AMENDMENTS), AND TO FILE THE SAME WITH ALL EXHIBITS THERETO AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE SECURITIES AND EXCHANGE COMMISSION, TO SIGN ANY AND ALL APPLICATIONS, REGISTRATION STATEMENTS, NOTICES OR OTHER DOCUMENTS NECESSARY OR ADVISABLE TO COMPLY WITH APPLICABLE STATE SECURITIES LAWS, AND TO FILE THE SAME, TOGETHER WITH OTHER DOCUMENTS IN CONNECTION THEREWITH WITH THE APPROPRIATE STATE SECURITIES AUTHORITIES, GRANTING UNTO SAID ATTORNEYS-IN- FACT AND AGENTS, AND EACH OF THEM, FULL POWER AND AUTHORITY TO DO AND TO PERFORM EACH AND EVERY ACT AND THING REQUISITE OR NECESSARY TO BE DONE IN AND ABOUT THE PREMISES, AS FULLY AND TO ALL INTENTS AND PURPOSES AS THE UNDERSIGNED MIGHT OR COULD DO IN PERSON, HEREBY RATIFYING AND CONFIRMING ALL THAT SAID ATTORNEYS-IN-FACT AND AGENTS, AND ANY OF THEM, OR THEIR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF.

Signature                                                         Date


/s/ Donald H. Brydon                                       November 3, 2000
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Donald H. Brydon


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Bruce W. Calvert                                           __________, 2000


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John D. Carifa                                             __________, 2000


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Henri de Castries                                          __________, 2000


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Kevin C. Dolan                                             __________, 2000


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Denis Deverne                                              __________, 2000


/s/ Alfred Harrison
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Alfred Harrison                                            October 30,  2000



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Herve Hatt                                                 __________, 2000



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Michael Hegarty                                            __________, 2000



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Roger Hertog                                               __________, 2000


/s/ Benjamin D. Holloway
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Benjamin D. Holloway                                       November 3, 2000


/s/ W. Edwin Jarmain
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W. Edwin Jarmain                                           October 30, 2000


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Edward D. Miller                                           __________, 2000



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Peter D. Noris                                             __________, 2000



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Lewis A. Sanders                                           __________, 2000






                                       13


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Frank Savage                                               __________, 2000



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Peter J. Tobin                                             __________, 2000



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Stanley B. Tulin                                           __________, 2000



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Dave H. Williams                                           __________, 2000



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Reba W. Williams                                           __________, 2000


/s/ Robert B. Zoellick
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Robert B. Zoellick                                         October 30, 2000